--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


                                                                    Exhibit 25.1


                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                      ----------------------------------

                                   FORM T-1

        STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939
                 OF A CORPORATION DESIGNATED TO ACT AS TRUSTEE

   Check if an Application to Determine Eligibility of a Trustee Pursuant to
                               Section 305(b)___

                        BANK OF MONTREAL TRUST COMPANY
              (EXACT NAME OF TRUSTEE AS SPECIFIED IN ITS CHARTER)

               NEW YORK                                     13-4941093
(STATE OF INCORPORATION OR ORGANIZATION                  (I.R.S. EMPLOYER
    IF NOT A U.S. NATIONAL BANK)                        IDENTIFICATION NO.)

  WALL STREET PLAZA, 88 PINE STREET, 19TH FLOOR
              NEW YORK, NEW YORK                               10005
(ADDRESS OF TRUSTEE'S PRINCIPAL EXECUTIVE OFFICES)           (ZIP CODE)


                              Mark F. McLaughlin
                        Bank of Montreal Trust Company
                 Wall Street Plaza, 88 Pine Street 19th Floor
                              New York, NY 10005
                                (212) 701-7602
           (NAME, ADDRESS AND TELEPHONE NUMBER OF AGENT FOR SERVICE)

                     ------------------------------------

                 Mediacom LLC and Mediacom Capital Corporation
              (EXACT NAME OF OBLIGOR AS SPECIFIED IN ITS CHARTER)

                                                           06-1513997
            New York                                       06-1433421
  (STATE OR OTHER JURISDICTION OF                        (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)                     IDENTIFICATION NUMBER)


                             100 Crystal Run Road
                             Middletown, NY 10941
                   (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                    --------------------------------------

                              ---SENIOR NOTES---
                        (Title of Indenture Securities)


--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ITEM 1.    GENERAL INFORMATION.
           --------------------

           Furnish the following information as to the trustee:

     (a) Name and address of each examining or supervising authority to which it is subject.

                       Federal Reserve Bank of New York
                       33 Liberty Street, New York N.Y. 10045

                       State of New York Banking Department
                       2 Rector Street, New York, N.Y. 10006

     (b)   Whether it is authorized to exercise corporate trust powers.

               The Trustee is authorized to exercise corporate trust powers.

ITEM 2.    AFFILIATIONS WITH THE OBLIGOR.
           ------------------------------

           If the obligor is an affiliate of the trustee, describe each such affiliation.

               The obligor is not an affiliate of the trustee.

ITEM 16.   LIST OF EXHIBITS.
           -----------------

     List below all exhibits filed as part of this statement of eligibility.

     A Copy of Organization Certificate of Bank of Montreal Trust Company to transact business and exercise corporate trust powers; incorporated herein by reference as Exhibit "A" filed with Form T-1 Statement, Registration No. 33-46118

     B. Copy of the existing By-Laws of Bank of Montreal Trust Company; incorporated herein by reference as Exhibit "B" filed with Form T-1 Statement, Registration No. 33-46118

     C. The consent of the Trustee required by Section 321(b) of the Act; incorporated herein by reference as Exhibit "C" with Form T-1 Statement, Registration No. 33-46118

     D. A copy of the latest report of condition of Bank of Montreal Trust Company published pursuant to law or the requirements of its supervising or examining authority, attached hereto as Exhibit "D"

                                   SIGNATURE

     Pursuant to the requirements of the Trust Indenture Act of 1939 the Trustee, Bank of Montreal Trust Company, a corporation organized and existing under the laws of the State of New York, has duly caused this statement of eligibility to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of New York, and State of New York, on the 9th day of June, 1998.

                        BANK OF MONTREAL TRUST COMPANY



                          By: /s/ Therese Gaballah
                             -------------------------
                                 Therese Gaballah
                                 Vice President

                                                                     EXHIBIT "D"
                            STATEMENT OF CONDITION
                        BANK OF MONTREAL TRUST COMPANY
                                   NEW YORK
                         ----------------------------

ASSETS

Due From Banks                                                 $   528,979
                                                               -----------

Investment Securities:
     State & Municipal                                          17,085,290
     Other                                                             100
                                                               -----------
          TOTAL SECURITIES                                      17,085,390

Loans and Advances
     Federal Funds Sold                                          4,400,000
     Overdrafts                                                     10,000
                                                               -----------
          TOTAL LOANS AND ADVANCES                              4 ,410,000
                                                               -----------

Investment in Harris Trust, NY                                   8,509,571
Premises and Equipment                                             288,644
Other Assets                                                     2,965,076
                                                               -----------
                                                                11,763,291
                                                               -----------

          TOTAL ASSETS                                         $33,787,660
                                                               ===========

LIABILITIES

Trust Deposits                                                 $ 8,680,937
Other Liabilities                                                  824,388
                                                               -----------
          TOTAL LIABILITIES                                      9,505,325
                                                               -----------

CAPITAL ACCOUNTS

Capital Stock, Authorized, Issued and
 Fully Paid - 10,000 Shares of $100 Each                         1,000,000
Surplus                                                          4,222,188
Retained Earnings                                               19,048,815
Equity - Municipal Gain/Loss                                        11,332
                                                               -----------
          TOTAL CAPITAL ACCOUNTS                                24,282,335
                                                               -----------

          TOTAL LIABILITIES
          AND CAPITAL ACCOUNTS                                 $33,787,660
                                                               ===========

          I, Mark F. McLaughlin, Vice President, of the above-named bank do hereby declare that this Report of Condition is true and correct to the best of my knowledge and belief.

                              Mark F. McLaughlin
                              December 31, 1997

          We, the undersigned directors, attest to the correctness of this statement of resources and liabilities. We declared that it has been examined by us, and to the best of our knowledge and belief has been prepared in conformance with the instructions and is true and correct.

                              Sanjiv Tandon
                              Kevin O. Healy
                              Steven R. Rothbloom